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                                                                    Exhibit 24.1

                         YORK INTERNATIONAL CORPORATION

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of York International Corporation, a Delaware corporation (the "Company"), hereby constitute and appoint Jane G. Davis and M. David Kornblatt, or either of them acting singly or jointly, the true and lawful agents and attorney-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, or either of them, to sign for the undersigned and in their respective names, as directors and as officers of the Company, the Registration Statement of the Company on Form S-8 or other appropriate form (and any pre-effective or post-effective amendments or supplements to such Registration Statement), to be filed under the Securities Act of 1933, as amended, with the Securities and Exchange Commission relating to the securities to be issued by the Company in connection with the Company's Amended and Restated 2002 Omnibus Stock Plan.

Capacity                                                      Date
--------                                                      ----


/s/ C. DAVID MYERS                                            July 29, 2004
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C. David Myers
President, Chief Executive Officer
and Director


/s/ M. DAVID KORNBLATT                                        July 29, 2004
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M. David Kornblatt, Vice President
and Chief Financial Officer


/s/ DAVID C. ELDER                                            July 29, 2004
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David C. Elder, Controller


/s/ GERALD C. MCDONOUGH                                       July 29, 2004
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Gerald C. McDonough, Chairman
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/s/ W. MICHAEL CLEVY                                          July 29, 2004
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W. Michael Clevy, Director


/s/ J. RODERICK HELLER, III                                   July 29, 2004
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J. Roderick Heller, III, Director


/s/ ROBERT F. B. LOGAN                                        July 29, 2004
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Robert F. B. Logan, Director


/s/ PAUL J. POWERS                                            July 29, 2004
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Paul J. Powers, Director


/s/ DONALD M. ROBERTS                                         July 29, 2004
------------------------------------
Donald M. Roberts, Director


/s/ JAMES A. URRY                                             July 29, 2004
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James A. Urry, Director